EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. REPORTS SECOND QUARTER NET INCOME
OF $12.4 MILLION OR $0.25 PER DILUTED SHARE, UP 47% YEAR OVER YEAR

•	Loan portfolio grew sequentially at an annualized rate of 16%;
•	Record new loans of $442 million during the quarter; up 75% and 46% sequentially and year over year, respectively;
•	Legacy credit expense declined 32% and 67% on a sequential and year-over-year basis;
•	Efficiency and core efficiency ratio declined to 70.5% and 69.3%, respectively;
•	ROA and core ROA increased to 76 and 80 basis points, respectively; and
•	Tangible book value per share increased to $18.85.

Coral Gables, Fla. (July 24, 2014) - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported second quarter 2014 net income of $12.4 million, or $0.25 per diluted share, and core net income of $13.1 million, or $0.26 per diluted share.  Net income rose 32% year over year and net income per diluted share rose 47%.  Core net income rose 22% year over year and core net income per diluted share rose 30%.  This resulted in a ROA of 76 basis points and a core ROA of 80 basis points, both of which reflect continued improvements on a sequential and year-over-year basis.

Core adjustments for the second quarter of 2014 included $0.3 million of non-cash equity compensation associated with original founder awards and $0.3 million of contingent value right (“CVR”) expense. The reconciliation of non-GAAP measures (including core net income, core efficiency ratio, core ROA, tangible book value and tangible book value per share), which the Company believes facilitate the assessment of its banking operations and peer comparability, is included in tabular form at the end of this release.

Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, "Record new loans, combined with reduced run-off from the legacy book, resulted in positive 16% net growth this quarter.  I am very pleased with the quality of the new loan book and with the momentum in checking account sales in our retail branches."

Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, "This quarter's improvement in growth and profitability reflects consistent execution by talented teammates throughout the bank.  At the same time, we are maintaining our disciplined approach to risk management, which is evident in the bank's diversified portfolio, strong credit quality, and conservative interest rate risk profile."

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CBF Reports Second Quarter Results

July 24, 2014

Loan Portfolio and Composition

During the second quarter, the loan portfolio increased by $175.7 million to $4.7 billion, an annualized growth rate of 16%.  New loans of $441.7 million were offset by resolutions totaling $69.8 million, including transfers to OREO of $8.2 million, and principal repayments of $196.2 million.

The relative composition of the Company’s loan portfolio at the end of the second and first quarters of 2014 and fourth quarter of 2013 was as follows:

	June 30, 2014	March 31, 2014	December 31, 2013
Commercial real estate	25%	26%	27%
C&I	42%	41%	41%
Consumer	31%	30%	30%
Other	2%	3%	2%
Total	100%	100%	100%

Deposits, Composition and Yields

During the second quarter, total deposits remained consistent at $5.2 billion. The cost of deposits remained flat at 0.33% from the first quarter of 2014 and declined ten basis points from the second quarter of 2013. Continued planned shrinkage in high-cost legacy time deposits drove the improvement year over year.  The cost of core deposits remained flat at 0.14% sequentially and year over year. Core deposits include all checking, savings and money market accounts and now represent 73.7% of total deposits.

Net Interest Income and Net Interest Margin

Net interest income declined $1.6 million to $60.8 million from $62.5 million for the first quarter of 2014 and $4.5 million from $65.4 million for the second quarter of 2013. The net interest margin for the second quarter of 2014 was 4.26%, a decline of fifteen basis points sequentially and six basis points year over year.  The decline over the first quarter reflects the lower rate of new loans, as compared to the rate on our legacy portfolio.  The rate on new loans was 3.50% in the quarter, down from 4.00% in the prior quarter.  This decline was driven by a significant shift in customer preference for variable rate financing.  The percentage of new loans with variable rates increased to 65% in the quarter, as compared to 54% in the prior quarter.

Non-Interest Income

Non-interest income increased $0.5 million to $11.9 million for the second quarter of 2014 from $11.4 million for the first quarter of 2014 and declined $1.6 million from $13.5 million for the second quarter of 2013.  The decline year over year was mainly driven by an increase of $1.0 million in FDIC indemnification asset amortization as a result of lower credit loss expectations in our legacy loan portfolios.

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CBF Reports Second Quarter Results

July 24, 2014

Provision for Loan Losses and Credit Quality

The provision for loan losses of $1.4 million recorded for the second quarter of 2014 includes a $2.3 million provision for new and acquired non-impaired loans and $0.9 million in reversals of impairments due to improvements in cash flow estimates for certain acquired impaired loan pools.  Net charge-offs for the second quarter of 2014 were $1.7 million.

The provision for new and acquired non-impaired loans served to increase the related allowance to $20.8 million, or 0.78% of the $2.7 billion in new and acquired non-impaired loans outstanding.

During the second quarter, non-performing loans declined by $24.9 million, or 11% sequentially to $212.1 million.  Acquired impaired loans greater than 90 days past due and still accruing declined by $26.2 million sequentially, or 12% to $200.8 million. Nonaccrual loans increased to 0.37% of total non-purchased credit impaired loans from 0.36%, at the end of the first quarter.

Non-Interest Expense

Non-interest expense declined to $51.3 million for the second quarter of 2014 from $55.2 million for the first quarter of 2014 and declined from $59.4 million for the second quarter of 2013.  The sequential and year over year decline was largely driven by lower legacy credit expenses reflecting the continued resolution of special assets.

OREO valuation and foreclosed asset related expenses, net of gains on sale, declined $3.5 million and $5.4 million sequentially and year over year, respectively.  OREO sales during the quarter resulted in a $29.2 million reduction of the OREO balance, approximately 20%, to $96.3 million at June 30, 2014.

Income Tax Expense

Income tax expense was $7.6 million for the second quarter of 2014, an effective income tax rate of 38.0%.  Income tax expense was $7.2 million for the first quarter of 2014, an effective income tax rate of 38.7%. The higher first quarter effective rate was due to the change in value of the CVR in connection with the Company’s legacy Green Bankshares portfolio.  The change in estimated value of the CVR is not deductible for income tax purposes. Income tax expense was $5.6 million for the second quarter of 2013, an effective income tax rate of 37.2%.  The lower prior year second quarter effective rate was due to higher tax-exempt interest income compared to the current quarter.

Financial Position

Total assets increased by $75.0 million to $6.6 billion as of June 30, 2014 from $6.5 billion as of March 31, 2014.  During the quarter, the Company’s loan portfolio increased by $175.7 million to $4.5 billion, an annualized growth rate of 16%.  Cash and investment securities declined by $70.9 million to fund loan growth and the repurchase of 1.8 million shares of common stock at an average price of $24.04 per share.  In addition, the Company’s Board of Directors has authorized a $50.0 million increase in our common stock repurchase authorization.  While deposits remained flat, FHLB borrowings increased by $140.0 million.  Tangible book value per share was $18.85 as of June 30, 2014, an increase of $0.16 and $0.84 over March 31, 2014 and June 30, 2013, respectively.

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CBF Reports Second Quarter Results

July 24, 2014

The Company’s national bank subsidiary, Capital Bank N.A., has preliminary Tier 1, Tier 1 Risk-Based and Total Risk-Based capital ratios of 14.1%, 18.0% and 19.2%, respectively, as of June 30, 2014, under currently applicable regulations.

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time.  The number to call for this interactive teleconference is (719) 325-2464, and the confirmation pass code is 1013515. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through August 2, 2014, by dialing (719) 457-0820 and entering pass code 1013515. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations.  An on-line replay of the call will be available at the same site for 90 days.

Forward Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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CBF Reports Second Quarter Results

July 24, 2014

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes each of core net income, core efficiency ratio, and core ROA is useful for both investors and management to understand the effects of certain non-interest items and provides an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  Neither core net income, core efficiency ratio, nor core ROA should be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors.  These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analyses of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a national bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank N.A., a national banking association with $6.6 billion in total assets as of June 30, 2014, and 162 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank, N.A., please visit www.capitalbank-us.com.

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Interest and dividend income	$66,846	$68,543	$71,981	$72,480	$73,189
Interest expense	6,015	6,090	6,258	7,094	7,837
Net Interest Income	60,831	62,453	65,723	65,386	65,352
Provision (reversal) for loan losses	1,404	(24)	3,265	984	4,467
Non-Interest Income
Service charges on deposit accounts	5,672	5,436	5,858	6,034	6,335
Debit card income	3,103	2,844	2,864	2,854	2,979
Fees on mortgage loans originated and sold	1,123	759	1,082	1,477	1,601
Investment advisory and trust fees	910	1,261	1,075	740	357
FDIC indemnification asset expense	(2,064)	(2,165)	(1,877)	(502)	(1,108)
Investment securities (losses) gains, net	(28)	174	164	(247)	205
Other-than-temporary impairment losses on investments:
Gross impairment loss	–	–	–	(54)	–
Less: Impairments recognized in other comprehensive income	–	–	–	–	–
Net impairment losses recognized in earnings	–	–	–	(54)	–
Other income	3,171	3,060	4,105	4,978	3,137
Total non-interest income	11,887	11,369	13,271	15,280	13,506
Non-Interest Expense
Salaries and employee benefits	23,449	23,498	23,969	22,668	22,638
Stock-based compensation expense	1,020	728	1,127	1,371	1,364
Net occupancy and equipment expense	8,723	8,599	8,457	8,866	8,686
OREO valuation expense	3,022	3,573	3,190	6,045	6,209
(Gain) loss on sales of OREO	(3,192)	(721)	(278)	188	(2,205)
Foreclosed asset related expense	991	1,459	1,046	1,265	2,225
Loan workout expense	1,117	1,177	1,682	2,063	2,236
Conversion and merger related expense	–	–	–	(19)	140
Professional fees	2,038	2,004	2,409	2,426	2,344
Contingent value right expense (income)	327	767	298	(776)	428
Gain on extinguishment of debt	–	–	–	(430)	–
Software expense	1,940	1,868	1,990	1,874	1,817
Other expense	11,838	12,272	12,361	13,722	13,500
Total non-interest expense	51,273	55,224	56,251	59,263	59,382
Income before income taxes	20,041	18,622	19,478	20,419	15,009
Income tax expense	7,616	7,208	7,272	8,975	5,580
Net income	$12,425	$11,414	$12,206	$11,444	$9,429
Basic earnings per share	$0.25	$0.23	$0.24	$0.22	$0.18
Diluted earnings per share	$0.25	$0.22	$0.23	$0.22	$0.17

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	June 30, 2014	March 31, 2014	Dec. 31, 2013
Assets
Cash and due from banks	$109,963	$122,145	$118,937
Interest-bearing deposits with banks	31,070	52,735	45,504
Total cash and cash equivalents	141,033	174,880	164,441
Trading securities	6,515	6,562	6,348
Investment securities available-for-sale at fair value (amortized cost $591,668, $658,971 and $688,717, respectively)	594,745	657,788	685,441
Investment securities held-to-maturity at amortized cost (fair value $480,971, $449,739 and $459,693, respectively)	475,167	449,131	465,098
Loans held for sale	9,926	4,833	8,012
Loans, net of deferred loan costs and fees	4,712,249	4,541,652	4,544,017
Less: Allowance for loan losses	55,307	55,606	56,851
Loans, net	4,656,942	4,486,046	4,487,166
Other real estate owned	96,283	120,270	129,396
FDIC indemnification asset	25,529	28,744	33,610
Receivable from FDIC	4,578	5,832	7,624
Premises and equipment, net	177,568	178,629	179,855
Goodwill	134,522	134,522	131,987
Intangible assets, net	20,876	22,111	23,365
Deferred income tax asset, net	148,432	158,074	166,762
Other assets	131,890	121,202	128,456
Total Assets	$6,624,006	$6,548,624	$6,617,561
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing demand	$1,000,049	$1,000,914	$923,993
Negotiable order of withdrawal accounts	1,319,667	1,326,555	1,321,903
Money market	953,446	945,354	961,526
Savings	528,567	536,948	530,144
Time deposits	1,359,727	1,382,422	1,447,497
Total deposits	5,161,456	5,192,193	5,185,063
Federal Home Loan Bank advances	161,185	21,231	96,278
Short-term borrowings	32,814	30,453	24,850
Long-term borrowings	139,116	138,837	138,561
Other liabilities	55,877	62,154	60,021
Total liabilities	5,550,448	5,444,868	5,504,773
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	-	-	-
Common stock-Class A $0.01 par value: 200,000 shares authorized, 36,654 issued and 30,925 outstanding, 36,405 issued and 32,475 outstanding and 36,212 issued and 33,051 outstanding, respectively.	367	364	362
Common stock-Class B $0.01 par value: 200,000 shares authorized, 19,025 issued and 18,225 outstanding, 19,454 issued and 18,654 outstanding and 19,647 issued and 19,047 outstanding, respectively.	190	194	196
Additional paid in capital	1,080,735	1,082,963	1,082,235
Retained earnings	131,324	118,899	107,485
Accumulated other comprehensive loss	(3,212)	(6,042)	(7,528)
Treasury stock, at cost, 6,528, 4,730 and 3,761 shares, respectively	(135,846)	(92,622)	(69,962)
Total shareholders’ equity	1,073,558	1,103,756	1,112,788
Total Liabilities and Shareholders’ Equity	$6,624,006	$6,548,624	$6,617,561

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Performance Ratios
Interest rate spread	4.12%	4.28%	4.39%	4.32%	4.19%
Net interest margin	4.26%	4.41%	4.52%	4.45%	4.32%
Return on average assets	0.76%	0.70%	0.74%	0.69%	0.54%
Return on average shareholders' equity	4.58%	4.09%	4.39%	4.12%	3.30%
Efficiency ratio	70.51%	74.81%	71.21%	73.47%	75.30%
Average interest-earning assets to average interest-bearing liabilities	131.23%	129.81%	129.70%	127.15%	125.45%
Average loans receivable to average deposits	89.10%	88.18%	85.88%	84.58%	82.47%
Yield on interest-earning assets	4.67%	4.83%	4.95%	4.93%	4.83%
Cost on interest-bearing liabilities	0.55%	0.56%	0.56%	0.61%	0.65%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$11,368	$10,107	$11,810	$13,824	$11,054
Acquired impaired loans > 90 days past due and still accruing	$200,755	$226,941	$253,817	$261,470	$300,452
Nonperforming loans to loans receivable	4.49%	5.21%	5.84%	6.15%	6.77%
Nonperforming assets to total assets	4.66%	5.47%	5.98%	6.14%	6.68%
Covered loans to total gross loans	5.09%	5.71%	6.27%	7.03%	7.47%
ALLL to nonperforming assets	17.93%	15.52%	14.38%	13.91%	12.50%
ALLL to total gross loans	1.17%	1.22%	1.25%	1.26%	1.24%
Annualized net charge-offs/average loans	0.15%	0.11%	0.08%	0.04%	0.42%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.21%	0.24%	0.34%	0.45%	0.34%
New loans ALLL to total gross new loans	0.74%	0.80%	0.80%	0.82%	0.83%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	10.25%	10.67%	11.16%	10.61%	11.08%
Covered acquired loans to total gross acquired loans	11.95%	11.98%	12.34%	12.53%	12.47%
Acquired loans ALLL to total gross acquired loans	1.76%	1.68%	1.69%	1.61%	1.51%
Capital Ratios (Company)
Total average shareholders' equity to total average assets	16.64%	17.01%	16.85%	16.64%	16.40%
Tangible common equity ratio (1)	14.19%	14.82%	14.82%	14.76%	14.21%
Tier 1 leverage ratio (2)	14.61%	14.94%	14.95%	14.47%	13.84%
Tier 1 risk-based capital ratio (2)	18.57%	19.68%	19.74%	19.72%	19.22%
Total risk-based capital ratio (2)	19.77%	20.92%	21.00%	21.00%	20.48%
Capital Ratios (Bank)
Tangible common equity ratio (1)	15.11%	14.99%	14.62%	14.43%	15.28%
Tier 1 leverage ratio (2)	14.10%	13.70%	13.40%	12.80%	13.50%
Tier 1 risk-based capital ratio (2)	18.00%	18.10%	17.70%	17.40%	18.70%
Total risk-based capital ratio (2)	19.20%	19.30%	18.90%	18.70%	19.90%
(1) See "Reconciliation of Non-GAAP Measures"
(2) June 30, 2014 regulatory capital ratios are preliminary

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	June 30, 2014	March 31, 2014	Dec. 31, 2013
Loans
Non-owner occupied commercial real estate	$793,733	$790,698	$775,733
Other commercial construction and land	243,671	256,190	300,494
Multifamily commercial real estate	62,793	68,701	67,688
1-4 family residential construction and land	80,160	79,508	71,351
Total commercial real estate	1,180,357	1,195,097	1,215,266
Owner occupied commercial real estate	1,040,533	1,061,571	1,058,148
Commercial and industrial	932,800	806,359	803,736
Leases	2,346	2,513	2,676
Total commercial	1,975,679	1,870,443	1,864,560
1-4 family residential	863,897	801,573	804,322
Home equity	380,767	382,946	386,366
Other consumer	213,639	183,611	170,526
Total consumer	1,458,303	1,368,130	1,361,214
Other	107,836	112,815	110,989
Total loans	$4,722,175	$4,546,485	$4,552,029
Deposits
Non-interest bearing demand	$1,000,049	$1,000,914	$923,993
Negotiable order of withdraw accounts	1,319,667	1,326,555	1,321,903
Money market	953,446	945,354	961,526
Savings	528,567	536,948	530,144
Total core deposits	3,801,729	3,809,771	3,737,566
Time deposits	1,359,727	1,382,422	1,447,497
Total deposits	$5,161,456	$5,192,193	$5,185,063

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Provision (reversal) on legacy loans	$(940)	$(2,488)	$(1,220)	$(72)	$2,500
FDIC indemnification asset expense	2,064	2,165	1,877	502	1,108
OREO valuation expense	3,022	3,573	3,190	6,045	6,209
(Gains) loss on sale of OREO	(3,192)	(721)	(278)	188	(2,205)
Foreclosed asset related expense	991	1,459	1,046	1,265	2,225
Loan workout expense	1,117	1,177	1,682	2,063	2,236
Salaries and employee benefits	1,300	1,300	1,300	1,300	1,300
Total legacy credit expenses	$4,362	$6,465	$7,597	$11,291	$13,373

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2014			Three Months Ended March 31, 2014
	Average Balances	Interest*	Yield*	Average Balances	Interest*	Yield*
Interest earning assets
Loans	$4,593,337	$61,826	5.40%	$4,542,255	$63,404	5.66%
Investments	1,060,611	4,648	1.76%	1,141,231	4,801	1.71%
Interest bearing deposits	62,172	37	0.24%	47,526	25	0.21%
Other**	40,346	578	5.75%	43,123	581	5.46%
Total interest earning assets	5,756,466	$67,089	4.67%	5,774,135	$68,811	4.83%
Non-interest earning assets	763,185			779,933
Total Assets	$6,519,651			$6,554,068
Interest bearing liabilities
Time	$1,358,478	$2,878	0.85%	$1,413,731	$2,970	0.85%
Money market	931,867	523	0.23%	948,738	526	0.22%
NOW	1,330,856	556	0.17%	1,313,700	538	0.17%
Savings	531,414	286	0.22%	532,823	282	0.21%
Total interest bearing deposits	4,152,615	4,243	0.41%	4,208,992	4,316	0.42%
Short-term borrowings and FHLB Advances	98,002	50	0.20%	103,851	70	0.27%
Long-term borrowings	135,831	1,719	5.08%	135,317	1,704	5.11%
Total interest bearing liabilities	4,386,448	$6,012	0.55%	4,448,160	$6,090	0.56%
Non-interest bearing deposits	1,002,757			942,006
Other Liabilities	45,281			48,964
Shareholders' equity	1,085,165			1,114,938
Total Liabilities and Shareholders' Equity	$6,519,651			$6,554,068
Net interest income and spread		$61,077	4.12%		$62,721	4.28%
Net interest margin			4.26%			4.41%
* Presented on a fully tax equivalent basis
** Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
	Average Balances	Interest*	Yield*	Average Balances	Interest*	Yield*
Interest earning assets
Loans	$4,593,337	$61,826	5.40%	$4,604,224	$68,363	5.96%
Investments	1,060,611	4,648	1.76%	1,292,249	4,525	1.40%
Interest bearing deposits	62,172	37	0.24%	164,784	102	0.25%
Other**	40,346	578	5.75%	36,278	462	5.11%
Total interest earning assets	5,756,466	$67,089	4.67%	6,097,535	$73,452	4.83%
Non-interest earning assets	763,185			865,118
Total Assets	$6,519,651			$6,962,653
Interest bearing liabilities
Time	$1,358,478	$2,878	0.85%	$1,853,592	$4,598	0.99%
Money market	931,867	523	0.23%	1,055,635	575	0.22%
NOW	1,330,856	556	0.17%	1,263,133	499	0.16%
Savings	531,414	286	0.22%	506,997	255	0.20%
Total interest bearing deposits	4,152,615	4,243	0.41%	4,679,357	5,927	0.51%
Short-term borrowings and FHLB Advances	98,002	50	0.20%	38,794	15	0.16%
Long-term borrowings	135,831	1,719	5.08%	142,541	1,894	5.33%
Total interest bearing liabilities	4,386,448	$6,012	0.55%	4,860,692	$7,836	0.65%
Non-interest bearing deposits	1,002,757			903,637
Other Liabilities	45,281			56,324
Shareholders' equity	1,085,165			1,142,000
Total Liabilities and Shareholders' Equity	$6,519,651			$6,962,653
Net interest income and spread		$61,077	4.12%		$65,616	4.19%
Net interest margin			4.26%			4.32%

* Presented on a fully tax equivalent basis
** Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
YEAR TO DATE AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Average Balances	Interest*	Yield*	Average Balances	Interest*	Yield*
Interest earning assets
Loans	$4,567,937	$125,230	5.53%	$4,638,263	$140,319	6.10%
Investments	1,100,698	9,449	1.73%	1,150,237	8,074	1.42%
Interest bearing deposits	54,890	63	0.23%	374,399	473	0.25%
Other**	41,727	1,159	5.60%	37,565	952	5.11%
Total earning assets	5,765,252	$135,901	4.75%	6,200,464	$149,818	4.87%
Non-earning assets	775,274			880,302
Total Assets	$6,540,526			$7,080,766
Interest bearing liabilities
Time	$1,385,952	$5,850	0.85%	$1,919,601	$9,633	1.01%
Money market	940,256	1,049	0.22%	1,084,577	1,204	0.22%
NOW	1,322,325	1,094	0.17%	1,269,488	1,054	0.17%
Savings	532,115	568	0.22%	505,365	513	0.20%
Total interest bearing deposits	4,180,648	8,561	0.41%	4,779,031	12,404	0.52%
Short-term borrowings and FHLB Advances	100,910	121	0.24%	41,009	29	0.14%
Long-term borrowings	135,575	3,423	5.09%	156,648	4,393	5.66%
Total interest bearing liabilities	4,417,133	$12,105	0.55%	4,976,688	$16,826	0.68%
Non-interest bearing deposits	972,549			896,277
Other Liabilities	50,872			54,320
Shareholders' equity	1,099,972			1,153,481
Total Liabilities and shareholders' equity	$6,540,526			$7,080,766
Net interest income and spread		$123,796	4.20%		$132,992	4.19%
Net interest margin			4.33%			4.33%
* Presented on a fully tax equivalent basis
** Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	June 30, 2014		March 31, 2014		December 31, 2013

Net Income	$12,425	$12,425	$11,414	$11,414	$12,206	$12,206
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Security gains*	28	17	(173)	(106)	(164)	(100)
Non-interest expense
Stock-based compensation expense*	529	324	523	320	940	575
Contingent value right expense	327	327	767	767	299	299
Severance	–	–	6	6	–	–
Legal settlement	–	–	2	2	–	–
Taxes
Tax effect of adjustments*	(216)	N/A	(136)	N/A	(301)	N/A
Core Net Income	$13,093	$13,093	$12,403	$12,403	$12,980	$12,980

Average Assets	$6,520		$6,554		$6,598

ROA**	0.76%		0.70%		0.74%

Core ROA***	0.80%		0.76%		0.79%
* Tax effected at an income tax rate of 39%
** ROA: Annualized net income / average assets
*** Core ROA: Annualized core net income / average assets
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CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Net interest income	$60,831	$62,453	$65,723	$65,386	$65,352
Reported non-interest income	11,887	11,369	13,271	15,280	13,506
Less: Securities gains (losses)	(28)	174	164	(247)	205
Core non-interest income	$11,915	$11,195	$13,107	$15,527	$13,301
Reported non-interest expense	$51,273	$55,224	$56,251	$59,263	$59,382
Less: Stock-based compensation expense	531	533	942	1,147	1,366
Less: Contingent value right expense (income)	327	767	299	(776)	428
Less: Conversion and severance expenses (conversion and merger expenses and salaries and employees benefits)	–	–	–	–	140
Less: Gain on extinguishment of debt	–	–	–	(430)	–
Core non-interest expense	$50,415	$53,924	$55,010	$59,322	$57,448
Efficiency Ratio*	70.51%	74.81%	71.21%	73.47%	75.30%
Core Efficiency Ratio**	69.30%	73.22%	69.78%	73.43%	73.04%

   * Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

- MORE -

CBF Reports Second Quarter Results

July 24, 2014

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Total shareholders' equity	$1,073,558	$1,103,756	$1,112,788	$1,107,825	$1,102,751
Less: goodwill, core deposits intangibles, net of taxes	(147,290)	(148,045)	(146,258)	(147,061)	(147,865)
Tangible book value	$926,268	$955,711	$966,530	$960,764	$954,886
Common shares outstanding	49,150	51,129	52,098	52,419	53,019
Tangible book value per share***	$18.85	$18.69	$18.55	$18.33	$18.01
*** Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.
TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013
Total shareholders' equity	$1,073,558	$1,103,756	$1,112,788	$1,107,825	$1,102,751
Less: goodwill, core deposits intangibles	(155,398)	(156,633)	(155,351)	(156,667)	(157,983)
Tangible common equity	$918,160	$947,123	$957,437	$951,158	$944,768
Total assets	$6,624,006	$6,548,624	$6,617,561	$6,601,311	$6,807,236
Less: goodwill, core deposits intangibles	(155,398)	(156,633)	(155,351)	(156,667)	(157,983)
Tangible assets	$6,468,608	$6,391,991	$6,462,210	$6,444,644	$6,649,253
Tangible common equity ratio	14.19%	14.82%	14.82%	14.76%	14.21%

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